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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               _____________

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):

                             December 26, 1995

                               _____________

                               U. S. BANCORP

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Oregon
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    0-3505
                             (COMMISSION FILE NO.)

                                  93-0571730
                       (IRS EMPLOYER IDENTIFICATION NO.)

                111 S.W. Fifth Avenue
                Portland, Oregon                             97204
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

              Registrant's telephone number, including area code:
                                (503) 275-6111



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ITEM 5.  OTHER EVENTS.

          The merger (the "Merger") of West One Bancorp ("West One") with and into the registrant pursuant to an Agreement and Plan of Merger dated as of May 5, 1995, was consummated on December 26, 1995. West One, a registered bank holding company headquartered in Boise, Idaho, had total assets of $9.2 billion and total deposits of $7.1 billion at September 30, 1995. The Merger was approved by the shareholders of West One and of the registrant on October 3, 1995, and final regulatory approval was received on December 11, 1995.

          In the Merger, each outstanding share of West One common stock, other than treasury shares and certain shares held by the registrant or any of its subsidiaries, was converted into the right to receive 1.47 shares of the registrant's common stock, with cash paid in lieu of fractional shares based on the average of the closing sale prices of the registrant's common stock for the five trading days immediately preceding December 26, 1995, $31.925 per share. Approximately 55 million shares of the registrant's common stock will be issued in the Merger. The consideration paid by the registrant in the Merger was determined by arm's-length negotiations between the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Financial Statements.

                The following financial statements of West One Bancorp and Subsidiaries are filed as part of this report:

                Consolidated Balance Sheets at December 31, 1994, and 1993.*

                Consolidated Statements of Income for the years ended December 31, 1994, 1993, and 1992.*

                Consolidated Statements of Shareholders' Equity for the years ended December 31, 1994, 1993, and 1992.*

                Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1993, and 1992.*

                Notes to Consolidated Financial Statements.*

                Report of Independent Accountants.*

                Consolidated Balance Sheets at September 30, 1995, and 1994, and December 31, 1994.

                Consolidated Statements of Income for the quarter and for the nine months ended September 30, 1995, and 1994.

                Consolidated Statements of Cash Flows for the nine months ended September 30, 1995, and 1994.

                Notes to Quarterly Consolidated Financial Statements.

__________________________

*Incorporated by reference to Item 7 of the registrant's Current Report on Form 8-K dated August 30, 1995.

          (b)   Pro Forma Financial Information

                The following unaudited pro forma financial information of
                U. S. Bancorp and Subsidiaries is filed as part of this report:

                Pro Forma Condensed Balance Sheet dated September 30, 1995.

                Pro Forma Condensed Statement of Income for the nine months ended September 30, 1995.

                Notes to Pro Forma Condensed Financial Statements.

                Pro Forma Condensed Statement of Income for the year ended December 31, 1994.*

                Pro Forma Condensed Statement of Income for the year ended December 31, 1993.*

                Pro Forma Condensed Statement of Income for the year ended December 31, 1992.*

                Notes to Pro Forma Condensed Financial Statements.*

__________________________

*Incorporated by reference to Item 7 of the registrant's Current Report on Form 8-K dated August 30, 1995.


          (c)   Exhibits.

                See the accompanying exhibit index.

CONSOLIDATED BALANCE SHEETS (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
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                                             September 30,      December 31,
Dollars in thousands                      1995          1994         1994
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ASSETS
Cash and due from banks               $  524,887    $  512,807   $  632,577
Federal funds sold, securities
 purchased under agreements to
 resell and other                        237,043        61,117      112,516
______________________________________________________________________________
Securities:
 Available for sale                    1,165,851     1,040,237    1,139,765
 Held to maturity                        602,386       600,329      581,155
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Total securities                       1,768,237     1,640,566    1,720,920
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Loans:
 Real estate - mortgage                2,275,204     2,085,354    2,207,247
 Real estate - construction              351,265       298,185      319,228
 Commercial and agricultural           2,423,344     2,176,550    2,205,459
 Consumer                              1,238,638     1,123,140    1,172,616
 Leases                                  175,361       156,228      160,873
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Total loans                            6,463,812     5,839,457    6,065,423
Allowance for credit losses              (83,094)      (79,417)     (81,757)
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Net loans                              6,380,718     5,760,040    5,983,666
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Premises and equipment                   123,867       124,992      128,506
Interest receivable                       73,311        61,512       66,605
Other assets                             136,440       147,066      147,909
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Total assets                          $9,244,503    $8,308,100   $8,792,699

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LIABILITIES
Deposits:
 Noninterest bearing                  $1,437,361    $1,335,355   $1,397,843
 Interest bearing demand                 687,129       714,385      749,755
 Regular and money market savings      2,030,400     2,063,256    2,086,718
 Time certificates under $100,000      1,983,221     1,688,429    1,755,013
 Time certificates $100,000 and over     938,869       757,598      821,553
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Total deposits                         7,076,980     6,559,023    6,810,882
Federal funds purchased and securities
 sold under agreements to repurchase     462,013       458,917      804,161
Other short-term borrowings              526,565       326,794      122,153
Long-term debt                           315,887       188,044      253,073
Other liabilities                        104,176        90,956       86,661
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Total liabilities                      8,485,621     7,623,734    8,076,930
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SHAREHOLDERS' EQUITY
Common stock - $1.00 par value;
 75,000,000 shares authorized;
 36,922,837, 35,555,744 and
 36,745,368 shares issued                 36,923        35,556       36,745
Capital surplus                          290,191       320,950      327,879
Retained earnings                        430,087       333,228      364,041
Unrealized gain (loss) on
 securities, net of tax                    1,681        (5,368)     (12,896)
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Total shareholders' equity               758,882       684,366      715,769
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Total liabilities and
 shareholders' equity                 $9,244,503    $8,308,100   $8,792,699
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The accompanying notes are an integral part of the financial statements.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
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                                         For the quarter ended            For the nine months
Dollars in thousands                         September 30,                ended September 30,
 except per share data                     1995         1994               1995       1994
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INTEREST INCOME
Loans                                    $149,832      $122,203          $432,891    $341,245
Short-term investments                      2,103           586             4,801       2,008
Interest and dividends on securities:
 United States Treasury and
 Government agencies                       13,147         8,662            35,794      22,954
 State and municipal bonds                  7,995         7,770            23,126      22,484
 Mortgage-backed securities                 4,298         3,900            12,098      11,280
 Other                                      2,445         2,158             7,024       7,251
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Total interest income                     179,820       145,279           515,734     407,222
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INTEREST EXPENSE
Deposits                                   66,574        46,970           189,268     126,284
Federal funds purchased and securities
 sold under agreements to repurchase        7,951         5,983            24,029      14,856
Other short-term borrowings                 5,944         2,810            11,853       7,885
Long-term debt                              4,847         2,230            14,575       5,805
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Total interest expense                     83,316        57,993           239,725     154,830
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Net interest income                        94,504        87,286           276,009     252,392
Provision for credit losses                 2,828         3,046             9,298      10,822
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Net interest income after
 provision for credit losses               91,676        84,240           266,711     241,570
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NONINTEREST INCOME
Trust fees and commissions                  3,685         3,526            11,182      10,872
Service charges on deposit accounts        10,847        10,171            31,286      29,068
Other service charges, fees
 and commissions                           16,046        12,897            44,873      35,438
Other                                       6,791         2,128            12,663      10,231
Gain (loss) on sale of securities             111          (327)              (37)       (812)
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Total noninterest income                   37,480        28,395            99,967      84,797
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NONINTEREST EXPENSE
Employee compensation and benefits         41,686        36,385           118,430     105,424
Outside services                            9,970         8,132            28,639      23,708
Equipment                                   5,524         5,075            16,626      16,179
Net occupancy                               5,577         5,356            16,322      15,101
Insurance and miscellaneous taxes           1,379         4,932            11,556      14,395
Marketing                                   2,776         2,514             7,919       7,456
Postage and courier                         2,738         2,442             8,200       7,187
Supplies                                    1,745         1,767             5,568       5,425
Telephone                                   1,902         2,020             5,862       5,616
Other                                       6,353         5,874            16,783      17,326
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Total noninterest expense                  79,650        74,497           235,905     217,817
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Income before taxes                        49,506        38,138           130,773     108,550
Provision for income taxes                 16,634        11,077            40,885      32,651
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Net income                               $ 32,872      $ 27,061          $ 89,888    $ 75,899
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Primary earnings per share               $    .90      $    .76          $   2.44    $   2.14
Fully diluted earnings per share              .88           .72              2.35        2.03
Dividends declared per share                  .22           .18               .66         .54
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The accompanying notes are an integral part of the financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
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                                                     For the nine months ended
                                                            September 30,
Dollars in thousands                                       1995        1994
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CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $89,888      $75,899
Adjustments to reconcile net income to net
 cash provided by operating activities:
 Provision for credit losses                               9,298       10,822
 Depreciation of premises and equipment                   13,230       12,193
 Amortization and accretion of premiums and discounts      7,639        8,483
 Amortization of intangible and other assets               8,350        8,595
 Originations of real estate loans held for sale        (228,898)    (220,808)
 Proceeds from real estate and other loans sold          249,772      248,046
 Net gain on sale of real estate and other loans          (7,326)      (2,740)
 Net loss on sale of securities                               37          813
 Purchase of trading account securities                  (90,752)     (68,271)
 Sale of trading account securities                       90,624       68,881
Change in assets and liabilities:
 Interest receivable                                      (6,706)     (10,191)
 Other assets                                             (3,377)      (5,759)
 Other liabilities                                        18,439          999
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Net cash provided by operating activities                150,218      126,962
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CASH FLOWS FROM INVESTING ACTIVITIES:
Change in short-term investments,
 maturities less than 90 days                           (124,262)     (36,702)
Purchase of securities available for sale               (456,928)    (481,190)
Maturity of securities available for sale                251,449      263,157
Sale of securities available for sale                    197,689      253,218
Purchase of securities held to maturity                  (51,402)     (62,538)
Maturity of securities held to maturity                   25,233       25,564
Sale of securities held to maturity                        3,894          --
Change in net loans and leases                          (421,926)    (481,977)
Purchase of premises and equipment                        (8,549)     (12,564)
Sale of premises and equipment                               158          228
Additions to intangible assets                            (6,517)      (8,984)
Sale of other real estate owned                            5,046        6,016
Cash provided by acquisitions                              4,342      175,874
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Net cash used by investing activities                   (581,773)    (359,898)
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CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
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                                                     For the nine months ended
                                                            September 30,
Dollars in thousands                                       1995        1994
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CASH FLOWS FROM FINANCING ACTIVITIES:
Change in deposits                                       261,348      349,340
Change in short-term borrowings,
 maturities less than 90 days                           (139,904)    (106,069)
Proceeds from short-term borrowings                      229,871       37,324
Payments on short-term borrowings                        (28,816)     (44,912)
Additions to long-term debt                              142,556       80,000
Payments on long-term debt                               (29,864)      (8,309)
Proceeds from issuance of common stock                     3,375        6,844
Repurchase of common stock                               (90,897)         --
Cash dividends paid                                      (23,804)     (18,859)
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Net cash provided by financing activities                323,865      295,359
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Net (decrease) increase in cash and due from banks      (107,690)      62,423
Cash and due from banks-January 1                        632,577      450,384
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Cash and due from banks-September 30                    $524,887     $512,807
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SUPPLEMENTAL INFORMATION:
Interest paid                                           $234,005     $150,981
Income taxes paid                                         36,340       39,436
NONCASH ACTIVITIES:
Redemption of convertible subordinated debentures         49,883          --
Loans held for sale transferred to the loan portfolio     24,715       22,772
Loan charge-offs                                          14,617       13,861
Transfer of loans to other real estate owned               2,133        8,256
Tax benefit of stock options exercised                       582          829
Dividends declared not paid                                8,123        6,400
Acquisitions:
 Securities and short-term investments                       --        52,199
 Net loans                                                   --        41,601
 Premises and equipment                                      250        2,028
 Intangible assets                                           161       11,249
 Other assets, net                                           --            54
 Deposits                                                  4,750      276,636
 Equity                                                      --        10,369
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The accompanying notes are an integral part of the financial statements.

NOTES TO QUARTERLY CONSOLIDATED FINANCIAL STATEMENTS
West One Bancorp and Subsidiaries

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These statements are unaudited financial statements and should be read in conjunction with the 1994 Annual Report of West One Bancorp and Subsidiaries (West One). All adjustments (consisting only of normal recurring accruals and the acquisitions as discussed below) which are, in the opinion of management, necessary to present fairly the consolidated financial position, results of operations and cash flows have been made in the accompanying financial statements.

MERGER WITH U. S. BANCORP
------------------------

On May 5, 1995, U. S. Bancorp entered into an Agreement and Plan of Merger (the Merger Agreement) with West One Bancorp, an Idaho corporation (West One), pursuant to which West One will be merged with and into U. S. Bancorp (the Merger). As a result of the Merger, each outstanding share of West One's common stock, par value $1.00 per share (West One Common Stock), will be converted into 1.47 shares of U. S. Bancorp Common Stock, par value $5.00 per share (U. S. Bancorp Common Stock). The Merger Agreement was approved by the shareholders of West One Bancorp and U. S. Bancorp on October 3, 1995. The Merger is subject to approval by certain regulatory agencies and is expected to be completed by year-end 1995 as a pooling of interests.

As a condition to entering into the Merger Agreement, on May 6, 1995, U. S. Bancorp and West One entered into (i) a Stock Option Agreement between West One, as issuer, and U. S. Bancorp, as grantee (the West One Stock Option Agreement), pursuant to which West One granted to U. S. Bancorp the right upon the terms and subject to the conditions set forth therein, to purchase up to 19.9% of the outstanding shares of West One Common Stock at a price of $34.00 per share, and (ii) a Stock Option Agreement between U. S. Bancorp, as issuer, and West One as grantee (the U. S. Bancorp Stock Option Agreement), pursuant to which U. S. Bancorp granted to West One the right to purchase up to 19.9% of the outstanding shares of U. S. Bancorp Common Stock at a price of $28.00 per share.

RECLASSIFICATION
----------------

Certain reclassifications of 1994 amounts were made to conform with the 1995 presentation, none of which affects previously reported net income.

SALE OF HELD-TO-MATURITY SECURITIES
-----------------------------------

In the first nine months of 1995, held-to-maturity securities of four issuers were sold because downgrades in credit quality caused the securities to fall below West One's investment policy guidelines. The combined amortized cost of the securities sold was $3.8 million and a net gain of $50 thousand was realized on the sales.

ACQUISITIONS
------------

West One acquired the financial institutions listed below in transactions accounted for as poolings of interests. The acquisitions were not material to West One's financial position, results of operations and cash flows and prior year financial statements have not been restated.

o November 10, 1994, National Security Bank with assets of $132 million in exchange for 1,101,832 shares of West One Common Stock.

o September 2, 1994, Valley Commercial Bank, a two-branch $64 million bank headquartered in Clarkston, Washington, in exchange for 404,523 shares of West One Bancorp common stock.

o January 21, 1994, Idaho State Bank with assets of $50 million in exchange for 133,332 shares of West One Bancorp common stock.

On April 15, 1994, West One Bancorp acquired ten Far West Federal Savings Bank branches in Oregon from the Resolution Trust Corporation. The transaction included the receipt of $160 million in cash, $2 million of premises and equipment, $11 million of intangible assets and the assumption of $173 million of deposits and other liabilities. The transaction was accounted for as a purchase.

OTHER EVENTS
------------

During the third quarter of 1995, West One called and redeemed outstanding 7.75% convertible subordinated debentures due 2006 with $77 million of treasury stock purchased during the second quarter of 1995.

In May 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 122, "Accounting for Mortgage Servicing Rights" which becomes effective in 1996. During the first quarter of 1995, West One implemented SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," SFAS No. 116, "Accounting for Contributions Received and Contributions Made" and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures." None of these statements have had or is expected to have a material effect on West One's financial condition, results of operations, cash flows or related disclosures.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U. S. Bancorp
                                        (Registrant)


                                        By________________________
                                          Steven P. Erwin
                                          Executive Vice President and
                                          Chief Financial Officer

Dated:  January __, 1996

                               INDEX TO EXHIBITS


2 Agreement and Plan of Merger dated as of May 5, 1995, between the registrant and West One Bancorp. Incorporated by reference to Exhibit 2 to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

23 Consent of Coopers & Lybrand L.L.P. Incorporated by reference to Exhibit 23 to the registrant's Current Report on Form 8-K dated August 30, 1995.